SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2003 (March 7, 2003)

                            CAPITAL GOLD CORPORATION
               (Exact name of Registrant as specified in charter)

          Nevada                       0-13078                   13-3180530
(State or other jurisdic-            (Commission               (IRS Employer
  tion of incorporation)             File Number)            Identification No.)

            76 Beaver Street, New York, NY                          10005
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        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 344-2785

                     LEADVILLE MINING & MILLING CORPORATION
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On March 7, 2003, at a special meeting of our stockholders, our stockholders, approved an amendment to our Articles of Incorporation to change our name from to Capital Gold Corporation. Results of the voting on this matter were as follows:

For:          31,880,340
Against          232,216
abstain          103,261

The Certificate of Amendment to our Articles of Incorporation was filed with the Nevada Secretary of State on March 10, 2003 and our name officially changed to Capital Gold Corporation on that date.

Item 7.  Financial Statements and Exhibits

Financial Statements:

None.
Exhibits:

3.1 Certificate of Amendment to our Articles of Incorporation (name change to Capital Gold Corporation).

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPITAL GOLD CORPORATION


March 7, 2003                               By:      /s/ Gifford A. Dieterle
                                               ---------------------------------
                                                         Gifford A. Dieterle
                                                         Chief Executive Officer